UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 7, 2005

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I of this Form 8-K, which is hereby furnished, contains additional information about return on invested capital in the document entitled “Understanding Our Company: An IBM Prospectus” that is being delivered to stockholders along with the IBM Annual Report 2004.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 7, 2005

	By:	/s/ Andrew Bonzani
(Andrew Bonzani)
Assistant Secretary &
Associate General Counsel

ATTACHMENT I

RECONCILIATION OF IBM TOTAL RETURN ON INVESTED CAPITAL (ROIC)

ROIC = Income from continuing operations excluding Interest expense/Invested Capital

Invested Capital = Long-term debt + Stockholders’ equity

The reconciliation to the most comparable U.S. GAAP measurements for the numerator and denominator are as follows:

(dollars in millions)		2004	2003	2002	2001	2000	1999	1998	1997
Numerator:
Income from continuing operations		$8,448	$7,613	$5,334	$8,146	$7,874	$7,359	$5,469	$5,528
Add: Interest expense, after tax *		97	102	103	103	100	91	98	96
Income from continuing operations, excluding interest expense	(a)	$8,545	$7,715	$5,437	$8,249	$7,974	$7,450	$5,567	$5,624

Denominator:
Long-term debt		$14,828	$16,986	$19,986	$15,963	$18,371	$14,124	$15,508	$13,696
Stockholders’ equity		29,747	27,864	22,782	23,448	20,550	20,426	19,383	19,816
IBM Invested Capital	(b)	$44,575	$44,850	$42,768	$39,411	$38,921	$34,550	$34,891	$33,512

Total IBM ROIC	(a)/(b)	19%	17%	13%	21%	20%	22%	16%	17%

*      Calculated using IBM’s consolidated effective tax rate for each respective period.

RECONCILIATION OF RETURN ON INVESTED CAPITAL

EXCLUDING NON-GLOBAL FINANCING BUSINESS

AND ONE-TIME PENSION SETTLEMENT CHARGE

The reconciliation to the most comparable U.S. GAAP measurements for the numerator and denominator is as follows:

(dollars in millions)		2004
Numerator:
Income from continuing operations		$8,448
Less: Global Financing net income		(937)
Non-Global Financing income from continuing operations		$7,511
Add: Interest Expense, after tax*		97
Add: One-time pension charge, after tax **		195
Non-Global Financing income from continuing operations, excluding interest expense and one-time pension charge	(a)	$7,803

Denominator:
Total IBM Invested Capital:
Long-term debt		$14,828

Stockholders’ equity		29,747
Add: One-time pension charge, net of tax** (Retained Earnings)		195
Adjusted Stockholders’ Equity		29,942

IBM Invested Capital, adjusted for one-time pension charge		44,770

Total Global Financing Invested Capital:
Long-term debt ***		$14,435
Stockholders’ equity		3,255
Global Financing Invested Capital		$17,690

Non-Global Financing Invested Capital, adjusted for one-time pension charge	(b)	$27,080

Return on Invested Capital excluding Non-Global Financing Business and one-time Pension Settlement Charge	(a)/(b)	29%

*	Calculated using IBM’s consolidated effective tax rate.
**	Calculated using IBM’s U.S marginal tax rate.
***	Allocated based on ratio of Global Financing debt to total debt.